SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

                                 Date of Report
              (Date of earliest event reported): September 23, 2002

                           ARIAD PHARMACEUTICALS, INC.
                           ---------------------------
             (Exact Name of Registrant as Specified in its Charter)


Delaware                           0-21696                          22-3106987
--------                           -------                          ----------
(State or Other Jurisdiction   (Commission File Number)      (I.R.S. Employer
of Incorporation)                                            Identification No.)


                              26 LANDSDOWNE STREET
                         CAMBRIDGE, MASSACHUSETTS 02139
              (Address of principal executive offices and zip code)


               Registrant's telephone number, including area code:
                                 (617) 494-0400




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ITEM 5.    OTHER EVENTS

         On September 23, 2002, the Registrant publicly disseminated a press release announcing results of new preclinical studies demonstrating the efficacy of two of its lead product candidates: AP23451 to treat cancer that has spread to bone and AP23588 to treat and prevent osteoporosis.

         The information contained in the press release dated September 23, 2002 is incorporated herein by reference and attached as Exhibit 99.1 hereto.

ITEM 7.    FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.


           (c) Exhibits.

               99.1     The Registrant's Press Release dated September 23, 2002.




                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                   ARIAD PHARMACEUTICALS, INC.



                                   By:
                                       -----------------------------------------
                                       Edward M. Fitzgerald
                                       Senior Vice President and
                                         Chief Financial Officer


Date:    September 23, 2002


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                                  EXHIBIT INDEX
                                  -------------

Exhibit
Number     Description                                    Sequential Page Number
-------    -----------                                    ----------------------

99.1       The Registrant's Press Release dated September 23, 2002.          [4]
           "ARIAD Reports In Vivo Efficacy of First-In-Class Product
           Candidates to Treat the Spread of Cancer to Bone and Osteoporosis"



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                                                                    EXHIBIT 99.1

ARIAD Reports In Vivo Efficacy of First-in-Class Product Candidates to Treat the Spread of Cancer to Bone and Osteoporosis

    CAMBRIDGE, Mass.--Sept. 23, 2002--

   Presentations at International Bone and Cancer Research Meetings

    ARIAD Pharmaceuticals, Inc. (Nasdaq: ARIA) today reported, for the first time, results of new preclinical studies demonstrating the efficacy of two of its lead product candidates: AP23451 to treat cancer that has spread to bone and AP23588 to treat and prevent osteoporosis.
    AP23451 has a therapeutic profile that distinguishes it from available therapies for bone metastases: the drug decreases both the extent of cancer that has spread to bone and the breakdown of bone, making this product candidate a first-in-class therapy for the treatment of bone metastases. The newly presented in vivo studies are the first to show that AP23451 blocks the extent of cancer that has spread to bone. An estimated 750,000 patients worldwide die each year with bone metastases. Pre-IND studies of AP23451 are ongoing.
    AP23588 also has a therapeutic profile that differentiates it from currently marketed therapies for osteoporosis: the drug causes new bone to grow and decreases the breakdown of bone, both of which produce increased bone strength and mass, making this product candidate a first-in-class therapy for the prevention and treatment of osteoporosis. Available drugs for osteoporosis generally affect only a portion of the bone remodeling process: they either block bone breakdown by osteoclasts or stimulate bone formation by osteoblasts. None of these therapies achieves both effects - the optimal profile for a novel osteoporosis treatment. An estimated 50 million individuals worldwide have osteoporosis.
    The latest data are being presented at the Twenty-fourth Annual Meeting of the American Society for Bone and Mineral Research (ASBMR) in San Antonio, Texas and the International Symposium on Signal Transduction Modulators in Cancer Therapy in Amsterdam, Netherlands, both of which take place this week.
    "Cancer that has spread to bone is one of the major causes of morbidity and mortality in patients with breast, colon, and lung cancer, and current treatments for bone metastases have clinical limitations. We believe that AP23451 may represent a compelling alternative to available therapies," said Harvey J. Berger, M.D., chairman and chief executive officer of ARIAD.
    Dr. Berger added, "After an extensive drug discovery effort, the latest results on AP23588 provide a clear path to designation of our osteoporosis product candidate for clinical development - an important milestone in the evolution of our product development portfolio."
    Abstracts of the ASBMR presentations, Nos. 1145 by Boyce et al and SU377 by Xing et al, are available online at the website for the annual meeting (http://www.asbmr.org/Pages/conference.html#Abstracts).
Further information about the International Symposium on Signal Transduction Modulators in Cancer Therapy can be found on the web at http://www.nddo.org/page_include_stm2002.shtml.
    ARIAD is engaged in the discovery and development of breakthrough medicines that regulate cell signaling with small molecules. The Company is developing a comprehensive approach to the treatment of cancer and blood diseases and has seven product candidates in development. ARIAD also has an exclusive license to pioneering technology and patents related to the discovery, development and use of drugs that regulate NF-(kappa)B cell-signaling activity, which has been implicated in many major diseases.
    Additional information about ARIAD can be found on the web at http://www.ariad.com.

    Some of the matters discussed herein are "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements are identified by the use of words such as "anticipate," "estimate," "expect," "project," "intend," "plan," "believe," and other words and terms of similar meaning in connection with any discussion of future operating or financial performance. Such statements are based on management's current expectations and are subject to certain factors, risks and uncertainties that may cause actual results, outcome of events, timing and performance to differ materially from those expressed or implied by such forward-looking statements. These risks include, but are not limited to, risks and uncertainties regarding the Company's ability to conduct preclinical and clinical studies of its product candidates and the results of such studies, regulatory oversight, intellectual property claims, the timing, scope, cost and outcome of legal proceedings, future capital needs, key employees, dependence on the Company's collaborators and manufacturers, markets, economic conditions, products, services, prices, reimbursement rates, competition and other risks detailed in the Company's public filings with the Securities and Exchange Commission, including ARIAD's Annual Report on Form 10-K for the fiscal year ended December 31, 2001. The information contained in this document is believed to be current as of the date of original issue. The Company does not intend to update any of the forward-looking statements after the date of this document to conform these statements to actual results or to changes in the Company's expectations, except as required by law.

    CONTACT: ARIAD Pharmaceuticals, Inc.
             Tom Pearson, 610/407-9260
             or
             Kathy Lawton, 617/621-2345



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